The Argentina Fund, Inc.
Semiannual Report

April 30, 1997

A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.

The Argentina Fund, Inc.

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries
o    non-diversified closed-end investment company
o a vehicle for international diversification through participation in the Argentine economy

General Information

Executive Offices
         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent
         For account information: 1-800-426-5523
         Boston Equiserve L.P.
         Investor Relations Department
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel
         Willkie Farr & Gallagher

Custodian
         Brown Brothers Harriman & Co.

Independent Accountants
         Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--AF


Contents

In Brief                                                3

Letter to Shareholders                                  3
Investment Summary                                      6
Portfolio Summary                                       7
Investment Portfolio                                    8
Financial Statements                                   11
Financial Highlights                                   14
Notes to Financial Statements                          15
Report of Independent Accountants                      18
Dividend Reinvestment and
    Cash Purchase Plan                                 19
Investment Manager                                     21
Advisory Board                                         22
Directors and Officers                                 22

This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.

In Brief

o The Argentina Fund, Inc. continued its run of strong performance with a 21.01% total return over the six-month period ended April 30, 1997, as measured by the Fund's net asset value. The price of the Fund's publicly traded shares also increased, contributing to a 17.08% return for the period.

o The Argentine economy has outpaced consensus forecasts for several calendar quarters, growing at a 5.7% annualized basis in the first three months of 1997. The country is enjoying an investment-led recovery, complemented by increased tax revenues and declining interest rates.

o During the period, the Fund reduced its exposure to electric utility companies in Argentina. Increased competition and lower utility rates after 2000 are expected to reduce the sector's profitability.

Letter to Shareholders

Dear Shareholders:

   The Argentina Fund, Inc., finished the first half of its 1997 fiscal year with a 21.01% total return, based on an increase in net asset value (NAV) and a $0.33 per share income distribution. The Fund's NAV rose $2.28 over the six-month period, to $14.98 per share on April 30, 1997. The unmanaged IFC Argentina Global Total Return Index, the Fund's benchmark index, gained 26.38% over the same period. The price of the Fund's shares as quoted on the New York Stock Exchange also rose during the period, to $13.125 per share from $11.50 on October 31, 1996, which, in addition to the $0.33 income distribution, contributed to a return of 17.08%. The Fund's share price now reflects a 12.4% discount to net asset value.

Economic Recovery Steams Ahead

The strength of the Argentine recovery continues to confound forecasters. After the brief but painful recession of 1995, the economy grew at a rate of 4.4% in 1996 and a remarkable 5.7% (on an annualized basis) in the first quarter of 1997. The consensus estimate for GDP growth in 1997 was upgraded recently to 5.7% from 4.5% late last year, coinciding with a debt upgrade by Standard & Poor's from BB- to BB. One of the primary drivers of economic growth has been the return of liquidity after the severe monetary contraction of 1995. The macroeconomic stability and low inflation resulting from the country's Convertibility Plan have greatly increased business confidence and encouraged higher capital spending. Increased foreign investment has contributed to a strong recovery in industrial production and has fueled a rebound in the stock market. After declining more than 16% in 1995, gross fixed investment increased by 7% in 1996 and is forecast to grow by more than 13% this year. The strength of investment growth since the introduction of Convertibility has been one of the major factors behind the country's sharp increase in productivity, which in turn has allowed the economy to expand without an increase in inflation. (Consumer prices increased 0.1% in 1996.)

Other sources of economic strength include the integration of Argentina with Brazil through the Southern Common Market free-trade block (Mercosur) -- more than one quarter of Argentina's exports went to Brazil last year -- and high returns on investment in Argentina's natural resource sector. The fact that growth in Argentina increasingly is the result of long-term productive assets, as opposed to a short-term boom in domestic consumption, has reduced the market's perception of risk and is leading to a decline in interest rates.


Improved  Fiscal  Situation

Strengthened economic growth and rising exchange reserves since 1995 have restored confidence in Argentina's ability to refinance its foreign debt. In 1995, with a widening budget deficit and shrinking liquidity, it was questionable whether Argentina would be able to refinance maturing foreign bonds. The recession-induced shortfall in tax revenue coincided with the establishment of a pension system. With the resumption of healthy growth, tax revenues have grown significantly, thanks to a temporary increase in the rate of the value-added tax. These funds have helped reduce the government deficit from $6.4 billion in 1996 to an estimated $2.8 billion this year. To fund this year's deficit and meet interest-rate payments, Argentina has raised more than $7 billion in external debt, including a 10-year peso-denominated issue -- testimony to the increased confidence of foreign lenders.

Another plus for Argentina's fiscal situation is the country's current standby agreement with the International Monetary Fund. This arrangement allows
Argentina to make use of IMF money for balance-of-payment purposes as long as the country meets fiscal and debt targets.

Pension Fund Growth

Based on the Chilean model, Argentina's private pension system is helping put the economy on solid long-term footing by increasing internal savings and investment in local companies. Private pension savings in Argentina amount to approximately $6.2 billion and are accumulating at a pace of about $200 million a month. It has been estimated that total pension assets under management could approach $20 billion by the year 2000. Pension contributors now have roughly 20% of their savings in the equity market. In the past, an over-reliance on foreign investors has left the market exceedingly volatile. Increased long-term local investment in equities bodes well for the Argentine market and should ultimately provide a floor for stock prices.

Fund Strategy

The Argentina Fund continues to capitalize on several long-term investment themes, including the development of the country's natural resources and a focus on companies benefiting from foreign investment.

During the period covered by this report, the Fund's electric utility weighting was reduced, principally through the sale of Central Costanera, whose favorable rate contract terminates in 2000. After that year, we expect lower utility rates and increased competition to trim profits from that sector of the economy. With the proceeds from the sale of utility stocks, we increased the Fund's weighting in the telecommunications sector, taking advantage of attractive valuations.

The bankruptcy of Buenos Aires Embotelladora S.A., or Baesa, a leading bottler of Pepsi in Argentina, had a negligible impact to net asset value as the Fund had less than half of one percent in the portfolio at the start of the period.

Looking Ahead

The road to economic stability in Argentina, while improving, is far from secure. The recent surge in productivity has resulted in a wave of bankruptcies among inefficient producers and a sharp reduction in payrolls. The high unemployment rate remains one of the government's key political and economic issues, and labor reform will be at the forefront of debate in the coming Congressional elections. Although much progress has been made toward economic self-sufficiency, Argentina is still dependent on global liquidity flows and the economic strength of Brazil, its largest trading partner.

Nevertheless, we believe the outlook for Argentine equities is good. International confidence has been restored in the country, and Convertibility has survived both Mexico's devaluation and the resignation of Finance Minister Cavallo. Political uncertainty, while still present, should be less destabilizing going forward. Argentina is enjoying an investment-led recovery, tax revenues are up, and interest rates are coming down. With greater liquidity, bank loans to small and medium-sized companies should grow. The expansion of Argentina's local business community and growing economic activity within Mercosur should go a long way toward increasing employment and improving the country's internal savings rate -- the ultimate cure for foreign dependency.

Given the increasing importance of Mercosur to Argentina, the Fund's Board of Directors has authorized the Fund to invest up to 20% of the total net assets of the Fund in securities of non-Argentine issuers headquartered or based in countries that are full or associate members of Mercosur. It is the current intention of the Investment Manager to invest in such Mercosur-based companies that are directly or indirectly investing in Argentina.

Finally, the discount to net asset value at which the Fund trades on the NYSE is discussed in detail at each Board meeting. We are continually reviewing discount-closing alternatives in the market and will continue to do so. Although many funds have tried to close their discounts by implementing one or more of these techniques, as of this date we have not seen one, other than open ending the Fund, that has lowered the discount for a sustained period of time. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes many smaller and relatively illiquid investments, are best served in a closed-end fund format. The Board is pleased with the performance of the Fund on both a price and NAV basis over the past year. Also, we have made great efforts to convey this performance to the brokerage community and analysts who follow closed-end funds. This has resulted in increased interest in the Fund and some contraction of the discount during the past year.


As always, if you have any questions about the Fund, please do not hesitate to contact us at 1-800-349-4281. Thank you for your continued interest in The Argentina Fund, Inc.

Respectfully,

/s/Nicholas Bratt              /s/Edmond D. Villani
Nicholas Bratt                 Edmond D. Villani
President                      Chairman of the Board

THE ARGENTINA FUND, INC.
INVESTMENT SUMMARY AS OF APRIL 30, 1997
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    0.00         --       4.90          --       3.82         --
ONE YEAR           6.65       6.65      17.13       17.13      23.03      23.03
THREE YEAR        -0.55      -0.18      19.76        6.19      31.56       9.56
FIVE YEAR          1.12       0.22      35.29        6.23      21.28       3.93
LIFE OF FUND*     25.91       4.26      57.05        8.51      55.17       8.31

-------------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.



                       1992*    1993    1994    1995    1996    1997
                     -----------------------------------------------
NET ASSET VALUE...   $12.68   $ 9.64  $13.98  $10.60  $13.12  $14.98
INCOME DIVIDENDS..   $  .06   $  .05  $  .14  $  .27  $  .33  $  .33
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $  .09  $  .02  $  .46  $   --  $   --
TOTAL RETURN (%)..    13.81   -23.01   46.38  -19.48   26.97   17.13

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) IFC Argentina Global Total Return Index U.S.$

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

THE ARGENTINA FUND, INC.
PORTFOLIO SUMMARY AS OF APRIL 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  97%
Cash Equivalents    3%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's Argentine securities
Energy             23%
Communications     19%
Utilities          16%
Financial          14%
Consumer Staples   13%
Metals & Minerals   6%
Construction        3%
Durables            3%
Other               3%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. YPF S.A.

 2. TELECOM ARGENTINA S.A.

 3. PEREZ COMPANC S.A.

 4. TELEFONICA DE ARGENTINA S.A.

 5. METROGAS S.A.

 6. CAPEX S.A.

 7. BANCO DE GALICIA Y BUENOS AIRES

 8. INVERSIONES Y REPRESENTACIONES S.A.

 9. BANCO FRANCES DEL RIO DE LA PLATA

10. SIDERAR SAIC

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.

Investment Portfolio as of April 30, 1997
=============================================================================================================
                           Principal                                                                 Market
        Industry           Amount($)                                                                Value($)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 2.6%

                           3,643,000  Repurchase Agreement with Donaldson, Lufkin
                                        & Jenrette dated 4/30/97 at 5.375% to be
                                        repurchased at $3,643,544 on 5/1/97,
                                        collateralized by a $3,466,000 U.S. Treasury
                                        Bond, 7.75%, 11/30/99 (Cost $3,643,000) ................    3,643,000
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
ARGENTINE CONVERTIBLE DEBT SECURITIES 0.8%

                           1,000,000  Banco de Galicia y Buenos Aires, 7%, 8/1/02
                                        (Cost $772,772) ........................................    1,152,500
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 1.8%

                             Shares
                           ---------
COMMUNICATIONS
  Telephone/Communications    58,545  Nortel Inversora "A"(ADR)(b) .............................      726,543
                             154,500  Nortel Inversora "B"(ADR)(b) .............................    1,704,135
                                                                                                   ----------
                                      TOTAL PREFERRED STOCKS (Cost $2,698,862) .................    2,430,678
                                                                                                   ----------
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.8%

CONSUMER DISCRETIONARY 0.3%
  Specialty Retail           103,822  Grimoldi "B"*(b) .........................................      451,691
                                                                                                   ----------

CONSUMER STAPLES 12.9%
  Alcohol & Tobacco 5.8%     574,972  Massalin Particulares(b) .................................    3,364,074
                             922,180  Nobleza Piccardo .........................................    4,749,916
                                                                                                   ----------
                                                                                                    8,113,990
                                                                                                   ----------
  Food & Beverage 7.1%     1,488,627  Bagley y Cia Ltd. S.A. "B"* ..............................    3,052,128
                             336,323  Cinba S.A.(b) ............................................      655,925
                             574,280  Cresud S.A. Comercial* ...................................    1,062,572
                             486,000  Quilmes Industrial S.A.(b) ...............................    4,495,500
                              55,500  Quilmes Industrial S.A.(ADR) .............................      617,438
                                                                                                   ----------
                                                                                                    9,883,563
                                                                                                   ----------

COMMUNICATIONS 16.8%
  Telephone/Communications   295,616  Telecom Argentina S.A.(ADR) ..............................   14,780,800
                           2,598,000  Telefonica de Argentina S.A. "B" .........................    8,626,611
                                                                                                   ----------
                                                                                                   23,407,411
                                                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

=============================================================================================================
                                                                                                     Market
        Industry             Shares                                                                 Value($)
-------------------------------------------------------------------------------------------------------------
FINANCIAL 12.5%
  Banks 7.6%                 546,566  Banco Frances del Rio de la Plata ........................    5,510,184
                             832,556  Banco de Galicia y Buenos Aires "B" ......................    5,029,368
                                                                                                  -----------
                                                                                                   10,539,552
                                                                                                  -----------
  Other Financial
    Companies 0.8%         1,000,000  BI S.A. "A"(b) ...........................................    1,110,300
                                                                                                  -----------
  Real Estate 4.1%           161,886  Inversiones y Representaciones S.A.(GDR) .................    5,666,010
                                                                                                  -----------

DURABLES 3.4%
  Automobiles                957,269  Compania Interamericana de Automoviles S.A.* .............    3,829,631
                             350,000  Mirgor Sacifia (ADR)* ....................................      857,500
                                                                                                  -----------
                                                                                                    4,687,131
                                                                                                  -----------

MANUFACTURING 1.7%
 Chemicals                 1,295,394  Atanor S.A. "D" ..........................................    2,332,047
                                                                                                  -----------

ENERGY 22.6%
  Oil & Gas
    Production 6.5%        1,107,587  Perez Companc S.A. "B" ...................................    8,983,833
                                                                                                  -----------
  Oil Companies 16.1%      2,259,700  Astra CAPSA ..............................................    3,909,848
                             670,000  YPF S.A. "D" (ADR) .......................................   18,508,750
                                                                                                  -----------
                                                                                                   22,418,598
                                                                                                  -----------

METALS & MINERALS 5.8%
  Steel & Metals           1,247,926  Dalmine Siderca ..........................................    2,621,025
                           1,386,628  Siderar "A" SAIC* ........................................    5,436,370
                                                                                                  -----------
                                                                                                    8,057,395
                                                                                                  -----------

CONSTRUCTION 3.4%
  Building Materials 3.3%    150,624  Loma Negra Cia. S.A.*(b) .................................    4,518,720
                                                                                                  -----------
  Miscellaneous 0.1%         262,240  Guillermo Decker S.A. "B"*(b) ............................      209,822
                                                                                                  -----------

UTILITIES 15.4%
  Electric Utilities 6.1%    665,700  Capex S.A. "A" ...........................................    6,591,386
                             240,824  Central Costanera "B" ....................................      843,006
                              77,143  Electricidad Argentina S.A. "A" (ADR)*(b) ................    1,080,002
                                                                                                  -----------
                                                                                                    8,514,394
                                                                                                  -----------
  Natural Gas
    Distribution 9.3%        745,367  MetroGas S.A. "B" (ADR)(b) ...............................    7,546,841
                              30,000  Transportadora de Gas del Sur "B"(ADR) ...................      375,000
                           2,006,215  Transportadora de Gas del Sur "B" ........................    5,036,330
                                                                                                  -----------
                                                                                                   12,958,171
                                                                                                  -----------
                                      TOTAL COMMON STOCKS (Cost $104,931,521) ..................  131,852,628
                                                                                                  -----------
-------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.

Investment Portfolio (continued)
=============================================================================================================
                                                                                                     Market
                                                                                                    Value($)
-------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                        (Cost $112,046,155)(a) .................................  139,078,806
                                                                                                  ===========
-------------------------------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO

  *  Non-income producing security.

(a) The cost for federal income tax purposes was $112,135,456. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $26,943,350. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,059,630, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,116,280.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $25,863,553 (18.6% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $25,081,358. These securities may also have certain restrictions as to resale.
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.

Financial Statements
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $112,046,155) ........................                     $139,078,806
Cash .........................................................................                              160
Dividends and interest receivable ............................................                           29,779
Other assets .................................................................                            2,227
                                                                                                   ------------
         Total assets ........................................................                      139,110,972

LIABILITIES
Payables:
    Accrued management fee ...................................................   $133,978
    Other accrued expenses ...................................................    129,091
                                                                                 --------
         Total liabilities ...................................................                          263,069
                                                                                                   ------------
Net assets, at market value ..................................................                     $138,847,903
                                                                                                   ============

NET ASSETS
Net assets consist of:
    Undistributed net investment income ......................................                     $    125,111
    Net unrealized appreciation on investments ...............................                       27,032,651
    Accumulated net realized loss ............................................                       (2,300,761)
    Paid-in capital ..........................................................                      113,990,902
                                                                                                   ------------
Net assets, at market value ..................................................                     $138,847,903
                                                                                                   ============
NET ASSET VALUE per share ($138,847,903 (division sign) 9,266,717 shares of common stock issued and outstanding, $.01 par value, 100,000,000
    shares authorized) .......................................................                           $14.98
                                                                                                         ======







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.

Financial Statements (continued)
==============================================================================================================
--------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
         Dividends ...........................................................                     $ 2,829,558
         Interest ............................................................                         152,468
                                                                                                   -----------
                                                                                                     2,982,026

    Expenses:
         Management fee ......................................................   $  777,473
         Custodian and accounting fees .......................................      190,190
         Directors' fees and expenses ........................................       37,391
         Advisory Board fees and expenses ....................................       12,523
         Reports to shareholders .............................................       28,279
         Auditing ............................................................       33,933
         Services to shareholders ............................................       18,969
         Legal ...............................................................        5,478
         Other ...............................................................       20,223          1,124,459
                                                                                 ----------        -----------
    Net investment income ....................................................                       1,857,567
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
    Net realized gain (loss) from:
         Investments .........................................................    2,354,358
         Argentine peso related transactions .................................       (7,529)         2,346,829
                                                                                 ----------        -----------
    Net unrealized appreciation during the period on investments .............                      19,993,374
                                                                                                   -----------
    Net gain on investment transactions ......................................                      22,340,203
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                     $24,197,770
                                                                                                   ===========





    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------

                                                                                  SIX MONTHS
                                                                                     ENDED          YEAR ENDED
                                                                                   APRIL 30,        OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                     1997             1996
---------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income ...................................................    $  1,857,567      $  2,434,725
    Net realized gain from investment transactions ..........................       2,346,829         1,285,565
    Net unrealized appreciation on investment transactions
         during the period...................................................      19,993,374        21,849,181
                                                                                 ------------      ------------
Net increase in net assets resulting from operations.........................      24,197,770        25,569,471
                                                                                 ------------      ------------
Distributions to shareholders from:
    Net investment income ...................................................      (3,055,188)       (3,059,725)
                                                                                 ------------      ------------
Fund share transactions:
    Reinvestment of distributions ...........................................         109,275           178,285
                                                                                 ------------      ------------
INCREASE IN NET ASSETS ......................................................      21,251,857        22,688,031

Net assets at beginning of period ...........................................     117,596,046        94,908,015
                                                                                 ------------      ------------

NET ASSETS AT END OF PERIOD (including undistributed net investment
    income of $125,111 and $1,322,732, respectively) ........................    $138,847,903      $117,596,046
                                                                                 ============      ============

OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period....................................       9,258,146         9,244,879
    Shares issued to shareholders in reinvestment of distributions...........           8,571            13,267
                                                                                 ------------      ------------
Shares outstanding at end of period .........................................       9,266,717         9,258,146
                                                                                 ============      ============



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.
Financial Highlights
================================================================================
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                                                             SIX MONTHS
                                                                ENDED              YEARS ENDED OCTOBER 31,
                                                              APRIL 30,  ------------------------------------------
                                                                 1997     1996     1995     1994     1993     1992
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................      $12.70   $10.27  $ 14.53   $12.69   $ 9.35  $ 10.99
                                                                ------   ------  -------   ------   ------  -------
Income from investment operations:
    Net investment income(a) .............................         .20      .26      .31      .21      .05      .09
    Net realized and unrealized gain (loss) on
         investment transactions .........................        2.41     2.50    (3.84)    1.83     3.43    (1.67)
                                                                ------   ------  -------   ------   ------  -------
Total from investment operations .........................        2.61     2.76    (3.53)    2.04     3.48    (1.58)
                                                                ------   ------  -------   ------   ------  -------
Less distributions from:
    Net investment income ................................        (.33)    (.33)    (.27)    (.14)    (.05)    (.06)
    Net realized gains on investment transactions ........          --       --     (.46)    (.02)    (.09)      --
                                                                ------   ------  -------   ------   ------  -------
Total distributions ......................................        (.33)    (.33)    (.73)    (.16)    (.14)    (.06)
                                                                ------   ------  -------   ------   ------  -------
Antidilution resulting from offering of
         second tranche ..................................          --       --       --      .04       --       --
                                                                ------   ------  -------   ------   ------  -------
Second tranche offering costs ............................          --       --       --     (.08)      --       --
                                                                ------   ------  -------   ------   ------  -------
Net asset value, end of period ...........................      $14.98   $12.70  $ 10.27   $14.53   $12.69  $  9.35
                                                                ======   ======  =======   ======   ======  =======
Market value, end of period ..............................      $13.13   $11.50  $ 10.13   $14.63   $14.00  $  9.63
                                                                ======   ======  =======   ======   ======  =======
TOTAL RETURN
Per share market value (%) ...............................       17.08**  16.52   (26.48)    5.45    47.41   (33.90)
Per share net asset value (%)(b) .........................       21.01**  26.86   (24.94)   15.58    37.55   (14.55)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...................         139      118       95      134       74       54
Ratio of operating expenses to average
    net assets(%) ........................................        1.75*    1.90     1.98     1.87     2.37     2.24
Ratio of net investment income to average
    net assets(%) ........................................        2.89*    2.11     2.71     1.48      .48       .81
Portfolio turnover rate(%) ...............................        47.0*    19.0     25.0     16.7     32.5      26.5

Average commission rate paid(c) ..........................      $.0195   $.0207       --       --       --       --
                                                                ------   ------  -------   ------   ------  -------

*   Annualized
**  Not Annualized
(a) Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.


--------------------------------------------------------------------------------

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. SIGNIFICANT ACCOUNTING POLICIES

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Argentine peso transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rate of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.
Notes to Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------

losses between trade and settlement dates on securities transactions, gains and losses arising from the sale of Argentine pesos, and gains and losses between the ex and payment dates on dividends and interest. At April 30, 1997 the exchange rate for the Argentine peso was U.S. $1 to 0.999855 Argentine peso.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $4,200,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, the expiration date, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $27,481,841 and $25,231,808, respectively.

C. RELATED PARTIES

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the Fund's

================================================================================
--------------------------------------------------------------------------------

average weekly net assets. For the six months ended April 30, 1997, the fee pursuant to such Management Agreement aggregated $777,473.

The Manager has entered into a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations and assistance as the Manager may from time to time reasonably request. Under the Sub-Advisory Contract, the Manager pays the Argentine Adviser a monthly fee, equal to an annualized rate of 0.26% of the Fund's average weekly net assets.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $51,781, of which $9,041 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $37,391, of which $450 is unpaid at April 30, 1997.

The Fund's Board of Directors has a board of independent advisors ("Advisory Board"). Each member of the Advisory Board receives from the Fund an annual fee of $7,000. The Fund also reimburses Advisory Board members for travel and out-of-pocket expenses incurred in connection with Advisory Board meetings. For the six months ended April 30, 1997, Advisory Board fees and expenses aggregated $12,523.

For the six months ended April 30, 1997, brokerage commissions on investment transactions amounting to $14,132 were paid by the Fund to Banco General de Negocios, the parent company of the Argentine Adviser.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN ARGENTINA

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

[The Argentina Fund, Inc. LOGO] The Argentina Fund, Inc.
Report of Independent Accountants
================================================================================
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE ARGENTINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Argentina Fund, Inc. including the investment portfolio, as of April 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31,1996, and the financial highlights for the six months ended April 30, 1997 and for each of the five years in the period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Argentina Fund, Inc. as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997 and for each of the five years in the period ended October 31, 1996 in conformity with generally accepted accounting principles.



Boston, Massachusetts                        COOPERS & LYBRAND L.L.P.
June 6, 1997

Dividend Reinvestment and Cash Purchase Plan

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders   who  do  not   participate   in  the  Plan  will  receive  all
distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

The Argentina Fund, Inc.
Investment Manager

   The investment manager of The Argentina Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities: The Brazil Fund, The Korea Fund, The Latin America Dollar Income Fund, Scudder New Asia Fund, Scudder World Income Opportunities Fund, and Scudder New Europe Fund are traded on the New York Stock Exchange and The First Iberian Fund is traded on the American Stock Exchange.

Advisory Board

   The Board of Directors has established an advisory board consisting of the following outside, independent advisors with which the Fund's manager and Board of Directors consult on economic and political trends and developments affecting Argentina.

RICARDO H. ARRIAZU

ARNALDO T. MUSICH

DR. ADALBERT KRIEGER VASENA


Directors and Officers

EDMOND D. VILLANI*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President

JAVIER A. GONZALEZ FRAGA
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

MR. WILSON NOLEN
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Director

KATHRYN L. QUIRK*
    Director, Vice President and Assistant Secretary

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDMUND B. GAMES, JR.*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

LUIS R. LUIS*
    Vice President

PAMELA A. McGRATH*
    Vice President and Treasurer

THOMAS F. McDONOUGH*
    Vice President and Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.